                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                ----------------

      Date of Report (Date of earliest event reported): September 28, 2000


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                 333-37256                13-3526694
  (State or Other Jurisdiction       (Commission             (I.R.S. Employer
  of Incorporation)                  File Number)           Identification No.)

    One New York Plaza                                           10292
    New York, New York                                         (Zip Code)
   (Address of Principal
   Executive Offices)


       Registrant's telephone number, including area code: (212) 778-1000

                                    No Change
                               -------------------

          (Former name or former address, if changed since last report)

           Item 2.   Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

           Prudential Securities Secured Financing Corporation registered issuances of up to $2,000,000,000 principal amount of Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-37256) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 2000-3 (the "Trust") issued approximately $150,000,000 in aggregate principal amount of its Mortgage-Backed Notes (the "Notes"), on September 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

           The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 2000, between ABFS Mortgage Loan Trust 2000-3 (the "Trust") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of one class of senior notes, the Class A Notes (the "Class A Notes") and one class of Trust Certificates (the "Trust Certificates"). Only the Class A Notes were offered. The Notes initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

           The assets of the Trust consist primarily of fixed-rate business and consumer purpose residential home equity or commercial loans (the "Mortgage Loans") secured by first or second lien mortgages on residential real properties, and to a limited extent, loan secured by commercial real properties.

           Interest distributions on the Class A Notes are based on the Notes Principal Balance thereof and the then applicable Mortgage-Backed Rate thereof. The Mortgage Rate for the Class A Notes is 7.610% per annum.

           The Class A Notes have an original Note Principal Balance of $150,000,000.

           As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated August 11, 2000 and the Prospectus Supplement dated September 8, 2000 filed pursuant to Rule 424(b) (5) of the Act on September 25, 2000.

           Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)       Not applicable

           (b)       Not applicable

           (c)       Exhibits:

           1.1 Underwriting Agreement, dated September 8, 2000, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

           1.2 Indemnification Agreement, dated as of September 28, 2000, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, and Ambac Assurance Corporation.

           4.1 Indenture, dated as of September 1, 2000, between ABFS Mortgage Loan Trust 2000-3 and The Chase Manhattan Bank, as indenture trustee.

           4.2 Unaffiliated Seller's Agreement, dated as of September 1, 2000, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 2000-3, Inc.

           4.3 Sale and Servicing Agreement, dated as of September 1, 2000, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 2000-3 and The Chase Manhattan Bank.

           8.1 Opinion of Brown & Wood LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

           10.1      Note Insurance Policy, dated September 28, 2000.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRUDENTIAL SECURITIES SECURED
                                        FINANCING CORPORATION
                                        As Depositor and on behalf
                                          of ABFS Mortgage Loan Trust 2000-3
                                          Registrant




                                        By: /s/ Evan Mitnick
                                            --------------------------
                                            Name: Evan Mitnick
                                            Title: Vice President


   Dated: September 29, 2000

                                  EXHIBIT INDEX


Exhibit No.                                       Description

    1.1 Underwriting Agreement, dated September 8, 2000, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

    1.2 Indemnification Agreement, dated September 28, 2000, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, and Ambac Assurance Corporation.

    4.1 Indenture, dated as of September 1, 2000, between ABFS Mortgage Loan Trust 2000-3 and The Chase Manhattan Bank, as indenture trustee.

    4.2 Unaffiliated Seller's Agreement, dated as of September 1, 2000, among American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a/ Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 2000-3, Inc.

    4.3 Sale and Servicing Agreement, dated as of September 1, 2000, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 2000-3 and The Chase Manhattan Bank.

    8.1 Opinion of Brown & Wood LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

    10.1   Note Insurance Policy, dated September 28, 2000.